UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF


                           THE SECURITIES ACT OF 1934


         Date of Report (Date of earliest event reported): June 10, 2005

                          MANU FORTI GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


              Nevada                                      20-0118696
 (State or Other Jurisdiction of               (I.R.S. Employer Identification
          Incorporation)                                     No.)

               4275 Executive Square Suite 215 La Jolla, CA 92037
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               (Address of principal executive offices) (Zip Code)

                                (858) 518 - 1387
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              (Registrant's telephone number, including area code)

                                (858) 279 - 1799
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                 (Registrant's Fax Number, including area code)

     602 West Hastings Street, Suite 811 Vancouver British Columbia V6B 1P2
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          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective May 31, 2005 the reporting issuer accepted the resignation of Stephen Kenwood as Director. The resignation of Mr. Kenwood was not due to a disagreement with the Company's operations, policies or practices. Mr. Kennwood has resigned to devote more time to other ventures. A copy of Mr. Kenwood's resignation letter is furnished as Exhibit 99.1 to this report.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1  Resignation Letter dated May 31, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2005
MANU FORTI GROUP INCORPORATED



/s/ Todd M. Pitcher
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Todd M. Pitcher
Acting President, Director and Chief Financial Officer
(Authorized Officer of the Registrant)